406 SA-1
406 SAA-1
                       SUPPLEMENT DATED AUGUST 10, 2001
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                            TEMPLETON INCOME TRUST
                         (Templeton Global Bond Fund)
                      Class A, Class C and Advisor Shares
                             dated January 1, 2001

The Statement of Additional Information is amended as follows:
The "Management and Other Services" section on page 14 is supplemented with the following:
Effective July 2001, Franklin Advisers, Inc. (Advisers), located at One
Franklin Parkway, San Mateo, California 94403, has assumed the fixed income investment advisory services previously provided to the Fund by Templeton Investment Counsel, LLC (Investment Counsel) through its Templeton Global
Bond Managers division. Investment Counsel and Advisers are both subsidiaries of Franklin Resources, Inc. Members of the investment management team previously employed by Investment Counsel continue to be responsible for the Fund's day-to-day management.
Advisers provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. Advisers also selects the brokers who execute the Fund's portfolio transactions. Advisers provides periodic reports to the board, which reviews and supervises Advisers' investment activities. To protect the Fund, Advisers and its officers, directors and employees are covered by fidelity insurance. Advisers has adopted a code of ethics, as described in this section and as required by federal securities laws. The Fund pays Advisers the management fees described in this section, pursuant to the terms of the Fund's management agreement with Investment Counsel, which has been assumed by Advisers.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.